                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                  THE JAPAN EQUITY FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                          THE JAPAN EQUITY FUND, INC.
                       C/O DAIWA SECURITIES TRUST COMPANY
                              ONE EVERTRUST PLAZA
                         JERSEY CITY, NEW JERSEY 07302
                               (800) 852-4750 OR
                                 (302) 791-2748


                                                                  August 9, 1999


Dear Stockholders:

    The Annual Meeting of Stockholders of The Japan Equity Fund, Inc. (the "Fund") will be held at 12:00 Noon, New York time, on Thursday, September 16, 1999, at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005. A Notice and Proxy Statement regarding the meeting, a proxy card for your vote at the meeting, and a postage prepaid envelope in which to return your proxy are enclosed.

    At the Annual Meeting, the stockholders will (i) elect two Class III directors; (ii) consider the ratification of the selection of PricewaterhouseCoopers LLP as independent accountants; (iii) consider the approval of a new Investment Management Agreement between the Fund and Daiwa SB Investments (USA) Ltd., and (iv) consider the approval of a new Investment Advisory Agreement between Daiwa SB Investments (USA) Ltd. and Daiwa Securities Trust Company. In addition, the stockholders who will be present at the Annual Meeting will hear an investment report on the Fund and will have an opportunity to discuss matters of interest to them.

    If you will not be able to attend the Annual Meeting in person, please take the time now to review the enclosed materials and vote your shares by proxy. YOUR VOTE IS IMPORTANT.

    The Board has recommended that the stockholders vote in favor of each of the foregoing matters.

                                             Respectfully,

                                            /s/ HIDEAKI MATSUURA
                                            --------------------
                                             Hideaki Matsuura
                                             CHAIRMAN OF THE BOARD

STOCKHOLDERS ARE STRONGLY URGED TO PROMPTLY SIGN AND MAIL THE ACCOMPANYING PROXY IN THE ENCLOSED RETURN ENVELOPE TO ENSURE A QUORUM AT THE MEETING.
                            YOUR VOTE IS IMPORTANT.

                          THE JAPAN EQUITY FUND, INC.
                                   ----------

                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 16, 1999
                            ------------------------

To the Stockholders of
The Japan Equity Fund, Inc.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The Japan Equity Fund, Inc. (the "Fund") will be held at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on Thursday, September 16, 1999, at 12:00 Noon, New York time, for the following purposes:

    1. To elect two Class III directors to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2002.

    2. To ratify or reject the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for its fiscal year ending October 31, 1999.


    3. To approve or reject a new Investment Management Agreement between the Fund and Daiwa SB Investments (USA) Ltd.



    4. To approve or reject a new Investment Advisory Agreement between Daiwa SB Investments (USA) Ltd. and Daiwa Securities Trust Company, as investment adviser of the Fund.


    5. To transact such other business as may properly come before the meeting or any adjournments thereof.


    The Fund's investment manager makes investment decisions, prepares research and statistical data and supervises the purchase and sale of securities on behalf of the Fund based upon recommendations of the Fund's investment adviser through the application of the D-POS model. The Fund's investment adviser provides advice to the Fund's investment manager with investment recommendations based on the D-POS model and also prepares and makes available research and statistical data and provides specific advice to the Fund's investment manager regarding Japanese equities.


    The Board of Directors has fixed the close of business on July 16, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments thereof.

    You are cordially invited to attend the meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. You may nevertheless vote in person at the meeting if you choose to attend. Your vote is important. The enclosed proxy is being solicited by the Board of Directors of the Fund.

                                          By order of the Board of Directors,

                                          Daniel F. Barry
                                          SECRETARY


August 9, 1999

                          THE JAPAN EQUITY FUND, INC.
                                   ----------

                                PROXY STATEMENT
                            ------------------------

                                  INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of THE JAPAN EQUITY FUND, INC. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on Thursday, September 16, 1999, at 12:00 Noon, New York time, and at any adjournments thereof.


    This Proxy Statement and the form of proxy are being mailed to stockholders on or about August 9, 1999. Any stockholder giving a proxy in advance of the Annual Meeting has the power to revoke it by mail (addressed to the Secretary, The Japan Equity Fund, Inc., c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302) or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in this Proxy Statement. Abstentions and broker non-votes are each included in the determination of the number of shares present at the meeting.


    THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS FISCAL YEAR ENDED OCTOBER 31, 1998 TO ANY STOCKHOLDER REQUESTING SUCH REPORT. REQUESTS FOR THE ANNUAL REPORT SHOULD BE MADE BY WRITING TO THE JAPAN EQUITY FUND, INC., C/O DAIWA SECURITIES TRUST COMPANY, ONE EVERTRUST PLAZA, 9TH FLOOR, JERSEY CITY, NEW JERSEY 07302, ATTENTION: SHAREHOLDER RELATIONS OR BY CALLING
(800) 852-4750 OR (302) 791-2748.

    The Board of Directors has fixed the close of business on July 16, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournments thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 10,815,688 shares of common stock. To the knowledge of the Fund's management, no person owned beneficially more than 5% of the Fund's outstanding shares as of July 16, 1999.

    Management of the Fund knows of no business other than that mentioned in Items 1 through 4 of the Notice of Meeting which will be presented for consideration at the meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

    THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF EACH OF THE MATTERS MENTIONED IN ITEMS 1 THROUGH 4 OF THE NOTICE OF MEETING.

                           (1)  ELECTION OF DIRECTORS

    Persons named in the accompanying form of proxy intend in the absence of contrary instructions to vote all proxies for the election of the three nominees listed below as directors of the Fund:

                                   CLASS III
                          ---------------------------
                               Austin C. Dowling
                               Harry M. Markowitz

to serve for terms expiring on the date of subsequent Annual Meetings of Stockholders in the year 2002, or until their successors are elected and qualified. If any such nominee should be unable to serve, an event that is not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee. The election of each director will require the affirmative vote of a majority of the votes cast at the meeting. For this purpose, abstentions and broker non-votes will not be counted as votes cast at the meeting.

INFORMATION CONCERNING NOMINEES AND DIRECTORS

    The following table sets forth information concerning each of the nominees as a director of the Fund, as well as the other current directors of the Fund. Each of the nominees is now a director of the Fund and has consented to be named in this Proxy Statement and to serve as a director of the Fund if elected.


                                  PRESENT OFFICE WITH THE FUND, IF ANY,
                                           PRINCIPAL OCCUPATION                         SHARES
                                        OR EMPLOYMENT DURING PAST                    BENEFICIALLY
                                              FIVE YEARS AND                            OWNED      PERCENT
     NAME (AGE) AND ADDRESS                  DIRECTORSHIPS IN             DIRECTOR     JULY 16,      OF
     OF NOMINEES/DIRECTORS               PUBLICLY HELD COMPANIES           SINCE       1999(+)      CLASS
--------------------------------  --------------------------------------  --------   ------------  -------
NOMINEES
     Austin C. Dowling (67)       Director, The Thai Capital Fund, Inc.,    1992        2,046        **
     1002E Long Beach Boulevard   since 1990.
     North Beach, NJ
     08008
*    Harry M. Markowitz (71)      President of the Fund, since 1992;        1992        1,779        **
     1010 Turquoise Street        Director of Research, Global Portfolio
     Suite 245                    Research Department, Daiwa Securities
     San Diego, CA                Trust Company, since 1990; President
     92109                        of Harry Markowitz Company since 1984;
                                  Marvin Speiser Distinguished Professor
                                  of Finance and Economics, Baruch
                                  College, City University of New York,
                                  from 1982 to 1993; Director, Health
                                  Chem Corporation from 1993 to 1994.

                                  PRESENT OFFICE WITH THE FUND, IF ANY,
                                           PRINCIPAL OCCUPATION                         SHARES
                                        OR EMPLOYMENT DURING PAST                    BENEFICIALLY
                                              FIVE YEARS AND                            OWNED      PERCENT
     NAME (AGE) AND ADDRESS                  DIRECTORSHIPS IN             DIRECTOR     JULY 16,      OF
     OF NOMINEES/DIRECTORS               PUBLICLY HELD COMPANIES           SINCE       1999(+)      CLASS
--------------------------------  --------------------------------------  --------   ------------  -------
OTHER CURRENT DIRECTORS
     Martin J. Gruber (61)        Professor of Finance, Leonard N. Stern    1992        5,321        **
     229 South Irving Street      School of Business, New York
     Ridgewood, NJ                University, since 1965; Director, SG
     07450                        Cowen Income & Growth Fund Inc., since
                                  1986; Director, SG Cowen Opportunity
                                  Fund, since 1987; Director, SG Cowen
                                  Standby Reserve Fund Inc., since 1985;
                                  Director, SG Cowen Standby Tax Exempt
                                  Reserve Fund Inc., since 1986;
                                  Trustee, BT Pyramid Fund, since 1992;
                                  Trustee, BT Leadership Trust, since
                                  1993; Director, The Taiwan Equity
                                  Fund, Inc., since 1994; Trustee,
                                  T.I.A.A., since 1996.
     Robert F. Gurnee (71)        Chairman and Chief Executive Officer,     1992        1,156        **
     102 Santomera Lane           Financial Integrity Group Inc. (bank
     Greenville, DE               and financial services consulting
     19807                        firm), since 1990; Director, Vestaur
                                  Securities Co., since 1991; Director,
                                  The Thai Capital Fund, Inc., since
                                  1990.
     David G. Harmer (55)         President, Jetway Systems, a division     1997        1,000        **
     1805 West - 2550 South       of FMC Corporation, since January
     Ogden, UT 84401              1997; Vice President and Chief
                                  Financial Officer, Armco Inc., from
                                  April 1993 to December 1996; Vice
                                  President and Corporate Controller,
                                  FMC Corporation, from 1987 to 1993;
                                  Director, The Singapore Fund, Inc.,
                                  since 1996.

                                  PRESENT OFFICE WITH THE FUND, IF ANY,
                                           PRINCIPAL OCCUPATION                         SHARES
                                        OR EMPLOYMENT DURING PAST                    BENEFICIALLY
                                              FIVE YEARS AND                            OWNED      PERCENT
     NAME (AGE) AND ADDRESS                  DIRECTORSHIPS IN             DIRECTOR     JULY 16,      OF
     OF NOMINEES/DIRECTORS               PUBLICLY HELD COMPANIES           SINCE       1999(+)      CLASS
--------------------------------  --------------------------------------  --------   ------------  -------
*    Hideaki Matsuura (51)        Chairman of the Board of the Fund;        1997         None        --
     One Evertrust Plaza          President and Chairman, Daiwa
     Jersey City, NJ 07302        Securities Trust Company, since July
                                  1997; Director, Daiwa Securities
                                  (H.K.) Ltd., from September 1995 to
                                  June 1997; General Manager, Daiwa
                                  Securities Co. Ltd., from August 1994
                                  to August 1995; Executive Vice
                                  President, Daiwa Securities America,
                                  Inc., from April 1988 to August 1994.


------------------------


 + The information as to beneficial ownership is based on statements furnished to the Fund by the nominees and directors.


 * Directors so noted are deemed by the Fund's counsel to be "interested persons" (as defined in the U.S. Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment manager, Daiwa SB Investments (USA) Ltd. (the "Investment Manager"), or the Fund's investment adviser, Daiwa Securities Trust Company (the "Investment Adviser"). Both Mr. Matsuura and Dr. Markowitz are interested persons because of their affiliation with the Fund's Investment Adviser, or because they are officers of the Fund, or both.

**  Represented less than 1% of the outstanding shares at July 16, 1999.

    The Fund's Board of Directors held four regular meetings during the fiscal year ended October 31, 1998. Each incumbent director attended at least seventy-five percent of the aggregate number of meetings of the Board of Directors.

    The Fund's Board of Directors has an Audit Committee which is responsible for reviewing financial and accounting matters. The current members of the Audit Committee are Messrs. Dowling, Gurnee and Harmer and Dr. Gruber. The Audit Committee met twice during the fiscal year ended October 31, 1998. All of the incumbent members of the Audit Committee attended the meetings held during the fiscal year. The Fund has neither a compensation nor a nominating committee.

    Section 16(a) of the U.S. Securities Exchange Act of 1934, as amended, requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that its officers and directors have complied with all applicable filing requirements.

OFFICERS OF THE FUND


    Mr. Matsuura (age 51) has been Chairman of the Board of the Fund since September 1997 (see information provided above).


    Dr. Markowitz (age 71) has been President of the Fund since July 1992 (see information provided above).

    Daniel F. Barry (age 52) has been Vice President of the Fund since July 1992 and Secretary of the Fund since 1999, was also Treasurer of the Fund from July 1992 to September 1994 and has been Director and Senior Vice President of Daiwa Securities Trust Company ("DSTC"), the Fund's Investment Adviser, Administrator and Custodian, since December 1998 and June 1993, respectively. From June 1990 to June 1993, he was Vice President, Mutual Fund Administration of DSTC.

    Sean J. Peters (age 38) has been Treasurer of the Fund since June 1998; Vice President of DSTC since June 1998; Assistant Controller of Reserve Management Corporation from 1994 to 1998; Assistant Vice President of Bankers Trust Company from 1992 to 1994.

    John A. Koopman (age 29) has been Assistant Treasurer of the Fund since June 1998; Assistant Vice President of DSTC since June 1998; Assistant Treasurer of Chase Manhattan Bank NA from 1992 to 1998.

    Judy Runrun Tu (age 34) has been Assistant Secretary of the Fund since March 1999; Assistant Vice President of DSTC since March 1998; Financial Analyst of Canon USA from 1997 to 1998; Marketing Coordinator of TotalTel USA from 1995 to 1997; Assistant Controller of Daniel Caron Ltd. from 1990 to 1995.


    Laurence E. Cranch (age 52), Assistant Secretary of the Fund since July 1992 and has been a partner in the law firm of Rogers & Wells LLP since 1980.


TRANSACTIONS WITH AND REMUNERATION OF OFFICERS AND DIRECTORS


    The aggregate fee remuneration for directors not affiliated with the Investment Manager or the Investment Adviser was U.S. $35,450 during the fiscal year ended October 31, 1998. Each such non-affiliated director currently receives fees, paid by the Fund, of U.S. $750 for each directors' meeting attended in person or by telephone, U.S. $600 for each audit committee meeting attended in person or by telephone and an annual fee of U.S. $5,000. The officers and interested directors of the Fund received no compensation from the Fund.


    DSTC, which pays the compensation and certain expenses of the officers of DSTC who serve as officers of the Fund, receives administration, custodian and advisory fees.

    Set forth below is a chart showing the aggregate fee compensation paid by the Fund (in U.S. dollars) to each of its directors during the fiscal year ended October 31, 1998, as well as the total fee compensation paid to each incumbent director of the Fund by the Fund and by other investment companies advised by the Investment Manager, the Investment Adviser or their respective affiliates (collectively, the "Fund Complex") for their services as directors of such investment companies during their respective fiscal years:


                                                  PENSION OR         TOTAL
                                                  RETIREMENT      COMPENSATION
                                                   BENEFITS      FROM FUND AND
                                   AGGREGATE        ACCRUED       FUND COMPLEX
                                 COMPENSATION     AS PART OF        PAID TO
       NAME OF DIRECTOR            FROM FUND     FUND EXPENSES     DIRECTORS
-------------------------------  -------------  ---------------  --------------
Hideaki Matsuura+                  $       0         None          $        0
Harry M. Markowitz+                        0         None                   0
Austin C. Dowling*                     9,200         None              17,658
Martin J. Gruber*                      9,200         None              18,400
Robert F. Gurnee*                      9,200         None              17,658
David G. Harmer*                       7,850         None              17,050


------------------------
 * Also serves or served as a director of one other investment company for which an affiliate of Daiwa SB Investments (USA) Ltd. or Daiwa Securities Trust Company, the Fund's investment manager and investment adviser, respectively, serves as investment manager or investment adviser.

 + Mr. Matsuura and Dr. Markowitz, who are affiliated with the Investment Manager and Investment Adviser and are considered "interested persons" of the Fund, did not receive any fee compensation from the Fund for their services as directors.

                  (2)  RATIFICATION OR REJECTION OF SELECTION
                           OF INDEPENDENT ACCOUNTANTS

    At a meeting held on March 4, 1999, the Board of Directors of the Fund, including a majority of the directors who are not "interested persons" of the Fund (as defined in the 1940 Act), selected PricewaterhouseCoopers LLP to act as independent accountants for the Fund for the fiscal year ending October 31, 1999. The Fund knows of no direct financial interest or material indirect financial interest of that firm in the Fund. One or more representatives of Price Waterhouse LLP are expected to be present at the meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available at the meeting to respond to appropriate questions from stockholders.

    This selection of independent accountants is subject to the ratification or rejection of the Fund's stockholders at the meeting. Ratification of the selection of the independent accountants will require the affirmative vote of a majority of the votes cast at the meeting. For this purpose, abstentions and broker non-votes will not be counted as votes cast at the meeting.

                   (3) APPROVAL OF A NEW MANAGEMENT AGREEMENT

THE MANAGER

    Daiwa SB Investments (USA) Ltd. (formerly, Daiwa International Capital Management Corp.) (the "Manager") a corporation formed in 1981 under the laws of Delaware, acts as the Fund's investment manager. The Manager is registered as an investment adviser under the U.S. Investment Advisers Act of 1940.

    The Manager is a direct subsidiary of Daiwa SB Investments, Ltd. (formerly, Daiwa International Capital Management Co., Ltd.) ("DSBI") which maintains sole ownership of investment advisory subsidiaries in the United States, London, Hong Kong and Singapore to provide investment advisory services to a global clientele. DSBI is a leading investment management organization in Japan, managing net assets of US $29 billion worldwide, as of April 1999. DSBI's clients include European, Asian and North American pension funds, mutual funds and financial institutions.

    The principal address of the Manager is 380 Madison Avenue, 23rd Floor, New York, NY 10017. The principal business address of Daiwa SB Investments, Ltd. is 7-9 Nihonbashi 2-chome, Chuo-ku, Tokyo 103-0027, Japan.

    Certain information regarding the directors and the principal executive officers of the Manager Adviser is set forth below.

                                        PRINCIPAL OCCUPATION
       NAME AND ADDRESS            AND POSITION WITH THE MANAGER
-------------------------------  ----------------------------------
Kiyotaka Hoshino*                President
Nobumasa Wakabayashi**           Senior Managing Director
Hirofumi Matsuura**              Executive Officer

------------------------
*   Business Address: 380 Madison Avenue, 23rd Floor, New York, New York, 10017

**  Business Address: 7-9 Nihonbashi 2-chome, Chuo-ku, Tokyo 103-0027, Japan

THE MERGER

    On April 1, 1999, Daiwa International Capital Management Co., Ltd. merged with two investment management subsidiaries of The Sumitomo Bank Limited (the "Sumitomo Bank"), SB Investment Management Co., Ltd. and SBIM Investment Trust Management Co., Ltd. (the "Merger"). The surviving corporation is named Daiwa SB Investments Ltd. and is the direct parent company of the Manager owning 100% of its outstanding capital stock.


    As of August 2, 1999, Daiwa Securities Group Inc., The Sumitomo Bank and TRPH Corporation each held 44.0%, 30.4% and 10.0% of the outstanding stock of Daiwa SB Investments Ltd., respectively. TRPH Corporation is a wholly owned subsidiary of T. Rowe Price Associates, Inc. The principal address of Sumitomo Bank is 4-6-5 Kitahama, Chuo-ku, Osaka, Japan 541-0041. The principal address of Daiwa Securities Group Inc. is 6-4, Otemachi 2-chome, Chiyoda-ku, Japan, 100-8101. The principal address of TRPH Corporation and T. Rowe Price Associates, Inc. is 100 East Pratt Street, Baltimore, Maryland 21202.


    In connection with the Merger, Sumitomo Bank and Daiwa Securities Group Inc. have become holders of a controlling block of securities (25% or more) in Daiwa SB Investments Ltd., the parent company of the Manager, thereby possibly resulting in the assignment of the Investment Management Agreement dated July 17, 1992 between the Fund and Daiwa International Management Corp. (the "Original Management Agreement") for purposes of Section 15 (a)(4) of the U.S. Investment Company Act of 1940 (the "1940 Act"). Pursuant to the requirements of Section 15(a)(4) of the 1940 Act, the Original Management Agreement automatically terminates upon its assignment.


    The Manager does not anticipate any reduction in the quality of services now provided to the Fund, and the Manager does not expect that the Merger will result in any material changes in the business of the Manager or in the manner in which the Manager renders services to the Fund. In addition, the Manager does not anticipate that the Merger or any ancillary transactions will have any adverse effect on its ability to fulfill its obligations under the New Advisory Agreement (as defined below) with the Fund or to operate its business in a manner consistent with past business practice.

THE MANAGEMENT AGREEMENT


    As a result of the possible termination of the Original Advisory Agreement, a majority of the Directors of the Fund who are not officers of the Fund or affiliated with the Manager or Daiwa Securities Trust Company, the Fund's investment adviser, (the "Disinterested Directors"), voting in person, approved a new investment management agreement (the "New Management Agreement") between the Fund and the Manager. The New Management Agreement is substantially the same as the Fund's Original Advisory Agreement, except for the date of execution and the provisions that the Manager will not be entitled to receive fees for services or reimbursements for expenses unless and until the payment of fees and expenses are approved by the stockholders of the Fund. The holders of a majority of the outstanding voting securities (within the meaning of the 1940 Act) of the Fund are being asked to approve the New Advisory Agreement, including the payment of fees and expenses of the Adviser from April 1, 1999 to the date the New Advisory Agreement is approved by the Fund's stockholders. See "The New Management Agreement" below.


    The following is a summary of the original Management Agreement and the New Advisory Agreement. The description of the New Management Agreement is qualified by reference to Annex A.

THE ORIGINAL MANAGEMENT AGREEMENT

    The original Investment Management Agreement was last submitted to a vote by the Fund's stockholders at the June 4, 1994 Annual Meeting of Stockholders to approve the continuance of the Investment Management Agreement.

    Under the terms of the Original Management Agreement, the Manager made investment decisions, prepared research and statistical data and supervised the purchase and sale of securities on behalf of the Fund based upon the recommendations of the Adviser through the application of the D-POS model. The Manager also supervised the selection of brokers and dealers to carry out the transactions and prepared and made available research and statistical data, all in accordance with the Fund's investment objective and policies under the direction and control of the Fund's Board of Directors. The Manager also exercised investment discretion with respect to the Fund's temporary investments. The Manager maintained records and furnished or caused to be furnished all required records or other information for the Fund to the extent such records, reports and other information were not maintained or furnished by the Fund's administrator or other agents. The Manager or one of its affiliates is responsible for the compensation and expenses of those of the Fund's Directors, officers and employees who were directors, officers or employees of the Manager or any of its affiliated persons, except that the Fund bore travel expenses or an appropriate fraction thereof of officers and directors of the Fund who were managing directors, officers or employees of the Manager to the extent such expenses related to attendance at meetings of the Fund's Board of Directors or any committee thereof.

    Under the terms of the Original Management Agreement, the Manager and its affiliates were permitted to provide investment management services to other clients, including clients who may invest in securities of Japanese companies and, in providing such services, could use non-confidential information furnished by the Adviser. Conversely, information furnished by others to the Manager in the course of providing services to clients other than the Fund may have been useful to, and used by, the Manager in providing services to the Fund.

    The Original Management Agreement provided that the Manager was not liable for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund in connection with matters to which the Original Management Agreement related, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties, or from reckless disregard by the Manager of its obligations and duties under the Original Management Agreement.

    As compensation for the services of the Manager and the investment adviser, the Fund paid the Manager an aggregate monthly fee in U.S. dollars at an annual rate of 0.60% of the first $20 million, 0.40% of the next $30 million and 0.20% of the excess over $50 million of the value of the Fund's average weekly net assets, of which total fee 70% is paid by the Manager to Daiwa Securities Trust Company, the Fund's investment adviser, and 30% is retained by the Manager. For purposes of calculating compensation, average weekly net assets were determined at the end of each month based upon the average of the net assets as calculated on each valuation date, generally each Friday, during the month. In addition, the Original Management Agreement provided for the Fund's reimbursement to the Manager for costs relating to the attendance by the Manager's employees (other than employees serving on the Fund's Board of Directors) at a meeting of the Fund's Board of Directors.

    For the fiscal year ended October 31, 1998, the Fund paid a gross investment management fee and expenses of U.S. $278,305 to the Manager. Of this amount, a total of U.S. $197,669 was paid by the Manager to the Fund's investment adviser as its advisory fee; the Manager retained U.S. $80,636 in management fees and expenses.

    Daiwa Securities Trust Company, the Fund's investment adviser and an affiliate of the Manager, also acts as U.S. custodian and administrator for the Fund. For its services as U.S. custodian and administrator, Daiwa Securities Trust Company received from the Fund fees and expenses of U.S. $34,344 and U.S. $125,459, respectively, for the fiscal year ended October 31, 1998. Daiwa Securities Trust Company will continue to act as the Fund's U.S. custodian and administrator after approval of the New Management Agreement. Brokerage commissions of $72,205 and $37,636 were paid by the Fund to Universal Securities Ltd. (Tokyo) and Daiwa Securities Co. Ltd. (acting as agent for Daiwa Securities America, Inc.), respectively, both of which are affiliates of the Manager and the investment adviser for the fiscal year ended October 31, 1998, in connection with the Fund's portfolio transactions.

    The Original Management Agreement also had a provision for termination without penalty at any time by the Fund or by the Manager upon 60 days' written notice.

THE NEW MANAGEMENT AGREEMENT

    The Board of Directors of the Fund (the "Board"), including the Disinterested Directors, approved the New Management Agreement between the Fund and the Manager on March 4, 1999, the form of which is attached as Annex A and recommended the New Management Agreement for approval by the stockholders of the Fund. The New Advisory Agreement is substantially the same as the Original Management Agreement. The New Management Agreement took effect on April 1, 1999 subject to obtaining stockholder approval. The New Management Agreement will continue in effect for an initial two-year term and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

    The investment advisory fee as a percentage of net assets payable by the Fund to the Manager will be the same under the New Management Agreement as under the Original Management Agreement.

    In evaluating the New Management Agreement, the Board took into account that the Fund's Original Management Agreement and its New Management Agreement, including that their terms relating to the services to be provided thereunder by the Manager and the fees and expenses payable by the Fund, are identical, except for the date of execution and the provision relating to the payment of fees and expenses as described above.

    The Board also examined the terms of the Merger and the possible effects of the Merger upon the Manager's organization and upon the ability of the Manager to provide advisory services to the Fund. The Board also considered the skills and capabilities of the Manager.

    The Board also weighed the effect on the Fund of the Manager becoming an affiliated person of Sumitomo Bank. Following the Merger, the Investment Company Act will prohibit or impose certain conditions on the ability of the Fund to engage in certain transactions with Sumitomo Bank and its affiliates.

    After consideration of the above factors and such other factors and information that the Board deemed relevant, the Directors, and the Disinterested Directors voting separately, unanimously approved the New Management Agreement and voted to recommend its approval to the stockholders of the Fund.

    In the event that stockholders of the Fund do not approve the New Management Agreement, the Board will take such action as it deems in the best interest of the Fund and its stockholders, which may include proposing that stockholders approve an agreement in lieu of the New Management Agreement.

STOCKHOLDER APPROVAL

    To become effective, the New Management Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The "vote of a majority of the outstanding voting securities" is defined under the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding shares of the Fund are present in person or represented by proxy, or
(ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. The New Management Agreement was approved by the Board after consideration of all factors which they determined to be relevant to their deliberations, including those discussed above. The Board also determined to submit the New Management Agreement for consideration by the stockholders of the Fund.

    THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE NEW MANAGEMENT AGREEMENT INCLUDING THE PAYMENT OF FEES AND EXPENSES OF THE ADVISER FROM APRIL 1, 1999 TO THE DATE THE NEW ADVISORY AGREEMENT IS APPROVED BY THE FUND'S STOCKHOLDERS.

                    (4) APPROVAL OF A NEW ADVISORY AGREEMENT

THE ADVISER

    Daiwa Securities Trust Company (the "Adviser"), a trust company chartered in January 1986 under the laws of the State of New Jersey, acts as investment adviser to the Manager with respect to the Fund's investments. The Adviser is principally owned by Daiwa America Corporation, a Delaware corporation which is, in turn, a wholly-owned subsidiary of Daiwa Securities Group, Inc. As a trust company, the Adviser is not required to be registered with the SEC as an investment adviser under the Advisers Act. The Adviser has been engaged in investment advisory activities since January 1991, and has served as an investment adviser to The Japan Equity Fund, Inc. since inception (July 1992). The Adviser currently provides investment advisory services, with respect to securities traded principally in Japan, the United States and the United Kingdom, to clients in the United States, South America and Japan. As a member of the Daiwa Group, the Adviser has access to the Group's resources, including those of the Daiwa Institute of Research.

    The Adviser currently is a subsidiary of Daiwa Securities Group, Inc. which owns 93% of the outstanding shares of the Adviser through a holding company, Daiwa America Corporation.


    The address of the Adviser is One Evertrust Plaza, Jersey City, New Jersey 07302. The principal address of Daiwa America Corporation is 32 Old Slip, New York, New York 10005. The principal address of Daiwa Securities Group, Inc. is 6-4 Otemachi 2-chome, Chiyoda-ku, Tokyo, Japan, 100-8101.


    Certain information regarding the directors and the principal executive officers of the Adviser is set forth below:

                                     PRINCIPAL OCCUPATION
    NAME AND ADDRESS             AND POSITION WITH THE ADVISER
-------------------------  -----------------------------------------
Hideaki Matsuura*          Chairman of the Board, President
                           and Chief Executive Officer
Daniel F. Barry*           Director, Senior Vice President
                           and Corporate Secretary
Masayasi Ohi*              Director
Kiyotaka Hoshino*          Director
Hiroshi Kimura*            Director, Senior Vice President
                           and Chief Administrative Officer
Honorio Tolentino*         Vice President, Chief Financial
                           Officer and Treasurer
Masaya Kashioka*           Senior Vice President

------------------------
*Business Address: One Evertrust Plaza, Jersey City, New Jersey 07302

    Mr. Matsuura is a Director and Chairman of the Board of the Fund. Mr. Barry is Vice President and Secretary of the Fund. Mr. Peters is Treasurer of the Fund. Dr. Harry M. Markowitz, Director of Research of the Adviser's Global Portfolio Research Department is a Director and President of the Fund.


THE TERMINATION OF ORIGINAL ADVISORY AGREEMENT

    As a result of the Merger described in Proposal 3, the original Investment Advisory Agreement dated July 17, 1992 between the Manager and the Adviser (the "Original Advisory Agreement") may have automatically terminated upon the termination of the Original Management Agreement.


THE ADVISORY AGREEMENTS

    As a result of the possible termination of the Original Advisory Agreement, a majority of the Directors of the Fund who are not officers of the Fund or affiliated with the Adviser or the Manager (the "Disinterested Directors"), voting in person, approved a new investment advisory agreement (the "New Advisory Agreement") between the Manager and the Advisor. The New Advisory Agreement is substantially the same as the Original Advisory Agreement, except for the date of execution and provisions that the Adviser will not be entitled to receive fees for services or reimbursements for expenses unless and until the payment of fees and expenses are approved by the stockholders of the Fund. The holders of a majority of the outstanding voting securities (within the meaning of the 1940 Act) of the Fund are being asked to approve the New Advisory Agreement including the payment of fees and expenses of the Adviser from April 1, 1999 to the date the New Advisory Agreement is approved by the Fund's stockholders. See "The New Advisory Agreement" below.


    The following is a summary of the Original Advisory Agreement and the New Advisory Agreement. The description of the New Advisory Agreement is qualified by reference to Annex B.

THE ORIGINAL ADVISORY AGREEMENT
    The original Investment Advisory Agreement, dated as of July 17, 1992, was last submitted to a vote by the Fund's stockholders at the June 4, 1994 Annual Meeting of Stockholders to approve the continuance of the Investment Advisory Agreement.

    Under the terms of the Original Advisory Agreement, the Adviser was required to provide the Manager with investment recommendations based on the D-POS model and also to prepare and make available research and statistical data and to provide specific advice to the Manager regarding Japanese equities. The information and investment advice received by the Manager from the Adviser was used for the purpose of managing the Fund's investment portfolio and was evaluated by the Manager's staff in light of their own expertise and information from other sources.

    The Adviser or one of its affiliates was responsible for the compensation and expenses of the Fund's Directors, officers and employees who are directors, officers or employees of the Adviser or any of its affiliated persons, except that the Fund bore travel expenses of officers and directors of the Fund who were managing directors, officers or employees of the Adviser to the extent such expenses related to attendance at meetings of the Fund's Board of Directors or any committee thereof.

    The Original Advisory Agreement provided that the Adviser would not be liable for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund in connection with matters to which the Original Advisory Agreement related, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its obligations and duties under the Original Advisory Agreement.

    For the fiscal year ended October 31, 1998, the Fund paid a gross investment management fee and expenses of U.S. $278,305 to the investment manager. Of this amount, a total of U.S. $197,669 was paid by the investment manager to the Adviser as its advisory fee.

    The Adviser also acts as U.S. custodian and administrator to the Fund. For its services as U.S. custodian and administrator, the Adviser received from the Fund fees and expenses of U.S. $34,344 and U.S. $125,459, respectively, for the fiscal year ended October 31, 1998. Brokerage commissions of $72,205 and $37,636 were paid by the Fund to Universal Securities Ltd. (Tokyo) and Daiwa Securities Co. Ltd. (acting as agent for Daiwa Securities America, Inc.), respectively, both of which are affiliates of the Manager and the Adviser for the fiscal year ended October 31, 1998, in connection with the Fund's portfolio transactions. The Adviser will continue to act as the Fund's U.S. custodian and administrator to the Fund after the approval of the New Advisory Agreement.

    The Original Advisory Agreement also had a provision for termination without penalty at any time by the Adviser upon 60 days' written notice.

THE NEW ADVISORY AGREEMENT
    The Board of Directors of the Fund, including the Disinterested Directors, approved The New Advisory Agreement on March 4, 1999, the form of which is attached as Annex B and recommended the New Advisory Agreement for approved by the Stockholders of the Fund. The New Advisory Agreement is substantially the same as the Original Advisory Agreement. The New Advisory Agreement took effect on April 1, 1999 subject to stockholder approval. The New Advisory Agreement will continue in effect for an initial two-year term and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

    The investment advisory fee as a percentage of net assets payable by the Manager to the Adviser will be the same under the New Advisory Agreement as under the Original Advisory Agreement.

    In evaluating the New Advisory Agreement, the Board took into account that the Fund's Original Advisory Agreement and the New Advisory Agreement, including that their terms relating to the services to be provided thereunder by the Adviser and the fees and expenses payable to the Adviser, are identical, except for the date of execution and the provision relating to the payment of fees and expenses as described above.

    The Board also examined the terms of the Merger and the possible effects of the Merger upon the Adviser's organization and upon the ability of the Adviser to provide advisory services to the Fund. The Board also considered the skills and capabilities of the Adviser.

    The Board also weighed the effect on the Fund of the Adviser's becoming an affiliated person of Sumitomo Bank. Following the Merger, the 1940 Act will prohibit or impose certain conditions on the ability of the Fund to engage in certain transactions with Sumitomo Bank and its affiliates.

    After consideration of the above factors and such other factors and information that the Board deemed relevant, the Directors, and the Disinterested Directors voting separately, unanimously approved the New Advisory Agreement and voted to recommend its approval to the stockholders of the Fund.

    In the event that stockholders of the Fund do not approve the New Advisory Agreement, the Board will take such action as it deems in the best interest of the Fund and its stockholders, which may include proposing that stockholders approve an agreement in lieu of the New Advisory Agreement.

STOCKHOLDER APPROVAL
    To become effective, the New Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The "vote of a majority of the outstanding voting securities" is defined under the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding shares of the Fund are present in person or represented by proxy, or
(ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. The New Advisory Agreement was approved by the Board after consideration of all factors which they determined to be relevant to their deliberations, including those discussed above. The Board also determined to submit the New Advisory Agreement for consideration by the stockholders of the Fund.

    THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE NEW ADVISORY AGREEMENT INCLUDING THE PAYMENT OF FEES AND EXPENSES OF THE ADVISER FROM APRIL 1, 1999 TO THE DATE THE NEW ADVISORY AGREEMENT IS APPROVED BY THE FUND'S STOCKHOLDERS.

MISCELLANEOUS

    Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Fund or personnel of DSTC. The Fund has retained Corporate Investor Communications, Inc. to assist in the proxy solicitation. The fee for such services is estimated at U.S. $4,500, plus reimbursement of expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers or agents in person, by telephone or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.


    It is important that you promptly submit your vote as a stockholder of the Fund. In the event that sufficient votes in favor of any proposal set forth in the Notice of this meeting are not received by September 16, 1999, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

STOCKHOLDER PROPOSALS
    Any proposal by a stockholder of the Fund intended to be included in the proxy materials for the year 2000 meeting of stockholders of the Fund must be received by the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302, not later than December 10, 1999.

    The Fund's By-laws require that any proposal by a stockholder of the Fund intended to be presented at a meeting of stockholders must be received by the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302, not earlier than 90 days prior and not later than 60 days prior to such meeting of stockholders.

                                          By order of the Board of Directors,

                                          Daniel F. Barry
                                          SECRETARY


One Evertrust Plaza
Jersey City, New Jersey 07302
August 9, 1999

                                                                         ANNEX A

                        INVESTMENT MANAGEMENT AGREEMENT

    AGREEMENT made as of April 1, 1999, by and between THE JAPAN EQUITY FUND, INC., a Maryland corporation (the "Fund"), and DAIWA SB INVESTMENTS (USA) LTD., a Delaware corporation (the "Manager").

    WHEREAS, the Fund is a closed-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the"1940 Act"); and

    WHEREAS, the Fund's investment objective is to outperform over the long term, on a total return basis (including appreciation and dividends), the non-financial services sectors of the Tokyo Stock Price Index, a composite index of all common stocks listed on the First Section (the "First Section"), of the Tokyo Stock Exchange (the "TSE"); and

    WHEREAS, the Fund desires to retain the Manager to render investment management services to the Fund with respect to its assets; and

    WHEREAS, the Manager is willing to render such services.

    NOW THEREFORE, in consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

    1.  APPOINTMENT OF MANAGER.

    (a) The Fund hereby employs the Manager for the period and on the terms and conditions set forth herein, subject at all times to the supervision of the Board of Directors of the Fund, to:

        (i) Act as the investment manager and to manage the investment and reinvestment of the assets of the Fund in accordance with the investment objectives and policies of the Fund, as set forth in the Fund's Prospectus (as defined below). In acting as investment manager for the Fund's assets, the Manager shall regularly supervise the purchase and sale of securities on behalf of the Fund based on the recommendations of Daiwa Securities Trust Company, a bank chartered under the laws of the State of New Jersey (the "Investment Adviser"), pursuant to an Investment Advisory Agreement dated of even date herewith between the Manager and the Investment Adviser (the "Investment Advisory Agreement") through the Investment Adviser's application of the Daiwa Portfolio Optimization System ("D-POS") model. The Manager shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the Fund's assets shall be held in cash, U.S. dollars and Japanese yen-denominated short-term debt instruments ("Temporary Investments") in which the Fund may invest, subject always to the restrictions of the Fund's Amended and Restated Articles of Incorporation and Amended and Restated By-Laws, as further amended and restated from time to time, the provisions of the 1940 Act and the Fund's investments objectives, investment policies and investment limitations, as the same are set forth in the prospectus (the "Prospectus") of the Fund contained in its registration statement on Form N-2 (the "Registration Statement") filed with the Securities and Exchange Commission(the "SEC") under the Securities Act of 1933, as amended, and the 1940 Act. Should the Board of Directors of the Fund at any time make any definite determination as to investment policy and notify the Manager thereof, the Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Fund applicable to the Fund's assets, including the Fund's Temporary Investments, and with respect to the Fund's assets, including the Fund's Temporary Investments, to place all orders for the purchase or sale of portfolio securities for the Fund with brokers or dealers selected by it, and in connection therewith, the Manager is authorized as agent of the Fund to give instructions to the custodians from time to time of the Fund's assets as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Manager is directed at all times to seek to obtain the best results for the Fund as determined by the Board of Directors and set forth in the Prospectus. Subject to this requirement and the provisions of the 1940 Act, the Securities Exchange Act of 1934, and any other applicable provisions of law, nothing shall prohibit the Manager from selecting brokers or dealers with which it or the Fund is affiliated;

        (ii) Maintain for the Fund records and furnish or cause to be furnished all required records or other information of the Fund to the extent that such records, reports and other information are not maintained or furnished by the Fund's administrators, custodians or other agents; and

        (iii) Advise the Fund as to the amounts and types of cash and securities held in Temporary Investments.

    (b) The Manager accepts such employment and agrees during the term of this Agreement to render such services, to permit any of its officers or employees to serve without compensation as directors or officers of the Fund if elected to such position and to assume the obligations herein set forth for the compensation herein provided. The Manager shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

    2. COMPENSATION. For the services and facilities described in Section 1, the Fund will pay to the Manager at the end of each calendar month (as accrued weekly), an investment management fee in U.S. dollars computed at an annual rate of 0.60% of the first U.S. $20,000,000, 0.40% of the next U.S. $30,000,000 and
0.20% of the excess over U.S. $50,000,000 of the Fund's average weekly net assets. The Fund acknowledges that a portion of such fee shall be paid by the Manager to the Investment Adviser for its services under the Investment Advisory Agreement. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during such month and year, respectively. Notwithstanding anything to the contrary in this Section 2, neither the Manager nor the Investment Adviser shall not be entitled to receive fees for services provided pursuant to this Agreement for the period from the date of this Agreement to the date on which this Agreement is approved by the stockholders of the Fund unless and until the payment of fees and expenses under this Agreement are approved by the stockholders of the Fund.

    3. NON-EXCLUSIVITY OF SERVICES. The services of the Manager to the Fund under this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar services or other services to others so long as its services are not impaired thereby.

    4.  ALLOCATION OF CHARGES AND EXPENSES.

    (a) The Manager shall assume and pay for maintaining its staff and personnel, and shall at its own expense provide the equipment, office space and facilities, necessary to perform its obligations hereunder. The Manager shall pay the salaries and expenses of such of the Fund's officers and employees and any fees and expenses of such of the Fund's Directors who are directors, officers or employees of the Manager or any of its affiliates, PROVIDED, HOWEVER, that the Fund, and not the Manager, shall bear travel expenses or an appropriate fraction thereof of officers and Directors of the Fund who are directors, officers or employees of the Manager to the extent that such expenses relate to attendance at meetings held in connection with the Fund's operation, including meetings of the Fund's Board of Directors or any committee thereof. Notwithstanding anything to the contrary in this Section 4(a), the Manager shall not be entitled to receive reimbursement for its expenses from the Fund pursuant to this Agreement for the period from the date of this Agreement to the date on which this Agreement is approved by the stockholders of the Fund unless and until the payment of fees and expenses under this Agreement are approved by the stockholders of the Fund.

    (b) In addition to the fee of the Manager, the Fund shall assume and pay any expenses for services rendered by any custodian for the safekeeping of the Fund's securities or other property, for keeping its books of account, for any other charges of any such custodian, and for calculating the net asset value of the Fund as provided in the Prospectus. The Fund shall also assume any pay all other charges and expenses of its operations, including compensation of the Fund's directors (other than those affiliated with the Manager or the Investment Adviser), the fees and expenses of its independent auditors, legal counsel and administrator, any transfer or dividend disbursing agent, any registrar and any administrator for its dividend reinvestment and cash purchase plan, the costs of acquiring and disposing of portfolio securities (including freight, insurance and other charges in connection with the shipment of portfolio securities), interest, if any, on any obligations incurred by the Fund, the cost of share certificates ad of reports, membership dues in the Investment Company Institute or any similar trade organization, insurance, reports and notices to shareholders, New York Stock Exchange or other securities exchange listing fees, any litigation expenses, costs of stockholder and other meetings, costs of stationery, other like miscellaneous expenses and all taxes and fees payable to federal, state or other governmental agencies on account of the registration of securities issued by the Fund, filing of corporate documents or otherwise.

    5. POTENTIAL CONFLICTS OF INTEREST. Subject to applicable statutes and regulations, it is understood that directors, officers or agents of the Fund are or may be interested in the Manager as directors, officers, employees, agents, shareholders or otherwise, and that the directors, officers, employees, agents and shareholders of the Manager may be interested in the Fund as a director, officer agent or otherwise.

    6.  STANDARD OF CARE; INDEMNIFICATION.

    (a) The Manager will exercise its best judgment in rendering the services to be provided by it hereunder. The Manager shall not be liable for any error of judgment or of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

    (b) The Fund agrees to indemnify and hold harmless the Manager for any losses, costs and expenses incurred or suffered by the Manager arising from any action, proceeding or claims which may be brought against the Manager in connection with the performance or non-performance in good faith of its functions under this Agreement, except losses, costs and expenses resulting from willful misfeasance, bad faith or gross negligence in the performance of the Manager's duties or from reckless disregard on the part of the Manager of the Manager's obligations and duties under this Agreement.

    7. DURATION AND TERMINATION. This Agreement shall become effective on the date hereof and shall remain in full force for a period of two years from the date hereof, unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved at lease annually in the manner required by the 1940 Act and the rules and regulations of the SEC thereunder; provided, however, that if the continuation of this Agreement is not approved, the Manager may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and the rules and regulations of the SEC thereunder.

    This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Fund or by the Manager on 60 days' written notice to the other party. The Fund may effect termination by action of the Board of Directors or by vote of the holders of a majority of the outstanding voting securities of the Fund.

    This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors or by vote of the holders of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Manager or any officer or director of the Manager has taken any action which results in a breach of the covenants of the Manager set forth herein.

    The terms "assignment" and "vote of the holders of a majority of the outstanding voting securities" shall have the meaning set forth in the 1940 Act and the rules and regulations of the SEC thereunder.

    8. SURVIVAL. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

    9. NOTICES. Any notices under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice

    10. GOVERNING LAW. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of New York.

    11.  MISCELLANEOUS.

    (a) The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

    (b) Terms not defined herein shall have the means seta forth in the Prospectus.

    (c) This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    (d) This Agreement may be amended, changed, modified or altered only by a written agreement singed by the parties heret

    IN WITNESS WHEREOF, the Fund and the Manager have caused this Agreement to be executed as of the day and year first above written.

                                          THE JAPAN EQUITY FUND, INC.

                                          By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                          DAIWA SB INVESTMENTS (USA) LTD.

                                          By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                                                         ANNEX B

                         INVESTMENT ADVISORY AGREEMENT

    The INVESTMENT ADVISORY AGREEMENT, dated as of April 1, 1999, is between DAIWA SB INVESTMENTS (USA) LTD. (hereinafter called "DSBI"), a Delaware corporation, located at 380 Madison Avenue, 23rd Floor, New York, New York 10017, and DAIWA SECURITIES TRUST COMPANY (hereinafter called "DSTC"), a New Jersey trust company, located at One Evertrust Plaza, Jersey City, New Jersey 07302.

    WHEREAS, DSBI acts as investment manager to THE JAPAN EQUITY FUND, INC. (hereinafter called the "Fund"), and wishes to appoint DSTC as its Investment Adviser in respect to the Fund's investment portfolio, the parties to this Agreement agree as follows:

    1.  ACCEPTANCE OF APPOINTMENT:

    DSBI hereby appoints DSTC as its Investment Adviser for the Fund and DSTC hereby agrees to accept such appointment, subject to the terms and conditions set forth herein.

    2.  ADVISORY SERVICES TO BE RENDERED:

    DSTC's investment advice shall be limited to the specific types of securities permitted by the Fund's investment objective and policies and subject to the Fund's investment restrictions, which will be furnished to DSTC by DSBI.

    DSTC will provide to DSBI the following investment advisory services:

    (a) DSTC will utilize its Daiwa Portfolio Optimization System (D-POS) to review, analyze and appraise portfolio securities of the Fund as often as DSBI reasonably deems advisable, and submit to DSBI written recommendations for investment and reinvestment.

    (b) Upon DSBI's request, DSTC will confer with DSBI regarding such recommendations.

    (c) DSTC will render periodic reports, analyses, and appraisals of the Fund or individual items thereof, as DSBI may reasonably deem advisable.

    (d) DSTC will prepare and make available research and statistical data and provide specific advice to DSBI regarding Japanese equity securities.

    At all times DSBI shall be at liberty either to follow or disregard either wholly or partially any information, advice, or recommendation as to the investment and reinvestment of the Fund's portfolio securities in accordance with the Fund's investment objective and policies, as set forth in Fund's prospectus dated of even date herewith. It shall be DSBI's responsibility to communicate promptly with DSTC as to its decision regarding DSTC's advice or recommendations.

    3.  COMPENSATION:

    DSTC's fee for providing this service shall be in accordance with the schedule set forth as Exhibit A hereto. Notwithstanding anything to the contrary in this Section 3, DSTC shall not be entitled to receive fees for services provided pursuant to this Agreement for the period from the date of this Agreement to the date on which this Agreement is approved by the stockholders of the Fund unless and until the payment of fees and expenses under this Agreement are approved by the stockholders of the Fund.

    4.  DURATION AND TERMINATION:

    (a) This Agreement shall become effective on the date hereof and shall remain in full force for a period of two years from the date hereof, unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved at least annually in the manner required by the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations of the SEC thereunder; provided, however, that if the continuation of this Agreement is not approved, the Manager may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and the rules and regulations of the SEC thereunder.

    (b) This Agreement shall terminate automatically (i) in the event of termination of DSBI's management agreement with the Fund, or (ii) without payment or penalty by either party, upon 60 days' notice or (iii) in the event of its assignment (as defined in the 1940 Act).

    5.  REPRESENTATIONS AND WARRANTIES:

    (a) DSBI represents and warrants that: (i) it has the legal right, power and authority to execute, deliver and perform this Agreement and to carry out all of the transactions contemplated hereby; (ii) it has obtained all necessary authorizations; (iii) the execution, delivery and performance of this Agreement and the carrying out of any of the transactions contemplated hereby will not be in conflict with, result in a breach of, or constitute a default under, any agreement or other instrument to which DSBI is a party or which is otherwise known to DSBI; (iv) it does not require the consent or approval of any governmental agency or instrumentality, except any such consents and approvals which DSBI has obtained prior to the execution of this Agreement; (v) the execution and delivery of this Agreement by DSBI will not violate any law, regulation, charter, by law, order of any court or other government agency or judgment applicable to DSBI; and (vi) all persons executing this Agreement on behalf of DSBI are duly authorized to do so.

    (b) DSTC represents and warrants that it is a trust company organized under the laws of the State of New Jersey and, as such, need not register as an investment adviser under the Investment Advisers Act of 1940, as amended.

    6.  STANDARD OF CARE: INDEMNIFICATION:

    (a) DSTC will exercise its best judgment in rendering the services to be provided by it hereunder. DSTC shall not be liable for any error of judgment or of law or for any loss suffered by DSBI or by the Fund in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of DSTC in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

    (b) DSBI agrees to indemnify and hold harmless DSTC, its officers, directors, employees, agents, shareholders, or other affiliates (each an "Indemnified Party"), for any losses, costs and expenses proceeding or claims which may be brought against such Indemnified Party in connection with the performance or non performance in good faith of its functions under this Agreement, except losses, costs and expenses resulting from willful misfeasance, bad faith or gross negligence in the performance of such Indemnified Party's duties or from reckless disregard on the part of such Indemnified Party of such Indemnified Party's obligations and duties under this Agreement.

    7.  EXPENSES:

    DSTC will pay the salaries and reasonable expenses of the Fund's officers and employees, as well as reasonable fees and expenses of the Fund's Directors, who are directors, officers or employees of DSTC or any of its affiliation persons, except that the Fund will bear travel expenses or an appropriate fraction thereof of officers and Directors of the Fund who are directors, officers or employees of DSTC to the extent such expenses relate to attendance at meetings held in connection with the Fund's operation, including meetings of the Fund's Board of Directors or any committee thereof. Notwithstanding anything to the contrary in this Section 7, DSTC shall not be entitled to receive reimbursement for its expenses from the Fund pursuant to this Agreement for the period from the date of this Agreement to the date on which this Agreement is approved by the stockholders of the Fund unless and until the payment of fees and expenses under this Agreement are approved by the stockholders of the Fund.

    8.  GENERAL:

    DSBI agrees that DSTC shall have no responsibilities or duties with respect to the subject matter of this Agreement other than those expressly set forth herein. DSBI also agrees to execute such documents as DSTC may reasonably request of DSBI to assist DSTC in carrying out its responsibilities and duties hereunder.

    9.  SEVERABILITY:

    In case any one or more of the provisions contained in this Agreement should be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall in no way be affected, prejudiced or disturbed thereby.

    10.  NON-EXCLUSIVITY OF SERVICES:

    The services of DSTC to DSBI under this Agreement are not to be deemed exclusive, and DSTC shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

    11.  NOTICES:

    Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

    12.  GOVERNING LAW:

    The provisions of and the validity and construction of this Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

    IN WITNESS WHEREOF, the parties have caused this instrument to be executed by their authorized representatives as of the date and year first above written.

DAIWA SB INVESTMENTS (USA) LTD.  DAIWA SECURITIES TRUST COMPANY
By:                              By:
   ------------------------------   ------------------------------
Name:                            Name:
Title:                           Title:

Acknowledged:

THE JAPAN EQUITY FUND, INC.
By:
   ------------------------------
Name:
Title:

                                                                       EXHIBIT A

                         INVESTMENT ADVISORY AGREEMENT
                                  FEE SCHEDULE

    DSTC's advisory fee shall be 70% of the fee which DSBI receives from The Japan Equity Fund, Inc. (the "Fund"). Such fee shall accrue and be payable in arrears promptly after the close of each quarter of the Fund's fiscal year.

THE JAPAN EQUITY FUND, INC.

C/O DAIWA SECURITIES TRUST COMPANY
ONE EVERTRUST PLAZA
JERSEY CITY, NEW JERSEY 07302
                             ----------------------

                          THE JAPAN EQUITY FUND, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                   FOR THE ANNUAL MEETING OF STOCKHOLDERS ON
                               SEPTEMBER 16, 1999

  The undersigned stockholder of The Japan Equity Fund, Inc. (the "Fund") hereby appoints Daniel F. Barry, Sean J. Peters, John A. Koopman and Judy Runrun Tu, or any of them, proxies of the undersigned, with full power of substitution, to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund, to be held at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on September 16, 1999, at 12:00 Noon, New York time, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

PROPOSALS


1) The election of Harry M. Markowitz and Austin C. Dowling as Class III directors to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2002.


2) The ratification of the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for the fiscal year ending October 31, 1999.

3) The approval of a new Investment Management Agreement between the Fund and Daiwa SB Investments (USA) Ltd. ("DSBI USA"), including the payment of fees and expenses of DSBI USA from April 1, 1999 to the date the new Investment Management Agreement is approved by the Fund's stockholders.

4) The approval of a new Investment Advisory Agreement between the DSBI USA and Daiwa Securities Trust Company ("DSTC"), including the payment of fees and expenses of DSTC from April 1, 1999 to the date the new Investment Advisory Agreement is approved by the Fund's stockholders.


     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS GIVEN BY THE STOCKHOLDERS, BUT IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1 THROUGH 4 SET FORTH IN THIS PROXY. IN ADDITION, THIS PROXY WILL BE VOTED, IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. THE UNDERSIGNED HEREBY REVOKES ANY AND ALL PROXIES WITH RESPECT TO SUCH SHARES HERETOFORE GIVEN BY THE UNDERSIGNED. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT DATED AUGUST 9, 1999.


                                     (OVER)

PROPOSALS (PLEASE CHECK ONE BOX FOR EACH PROPOSAL.)

1)         / / FOR ALL nominees listed below            / / WITHHOLD AUTHORITY
                         (EXCEPT AS MARKED TO THE                     TO VOTE FOR ALL NOMINEES LISTED BELOW
                         CONTRARY BELOW)

                                       Nominees: Class III - Harry M. Markowitz,    Austin C. Dowling

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------

2)   / / FOR       / / AGAINST          / / ABSTAIN

3)   / / FOR       / / AGAINST          / / ABSTAIN

4)   / / FOR       / / AGAINST          / / ABSTAIN

Dated: __________________________________________________________________ , 1999
________________________________________________________________________________
________________________________________________________________________________

Signature(s) of Stockholder(s)

Please sign, date and return promptly. Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, administrator, trustee or guardian, please give full title. If the shareholder is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner".